UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, WI 53143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Shareholders of Snap-on Incorporated (the “Company”) on April 28, 2011 (the “2011 Annual Meeting”), the Company’s shareholders approved the Snap-on Incorporated 2011 Incentive Stock and Awards Plan (the “2011 Plan”). The 2011 Plan is designed to motivate participating officers, employees and directors by offering them the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of those shares or receive other incentive compensation. The 2011 Plan is intended to constitute a cash and stock-based incentive plan, and includes provisions by which the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units, and other management incentive awards, as described in the Company’s Proxy Statement for the 2011 Annual Meeting.

The full text of the 2011 Plan is included as Appendix A to the Company’s Definitive Proxy Statement for the 2011 Annual Meeting, which was filed with the Securities and Exchange Commission on March 9, 2011, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting on April 28, 2011. The shareholders (i) elected three members of the Company’s Board of Directors, whose terms were up for re-election, to serve until the Annual Meeting in the year 2014; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011; (iii) approved the 2011 Plan; (iv) approved the amendment to, and restatement of, the Company’s Employee Stock Ownership Plan; (v) approved the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and (vi) expressed a preference for holding future advisory votes on executive compensation every year. There were 58,446,516 outstanding shares eligible to vote as of February 28, 2011, the record date for the 2011 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting in the year 2014, as well as the number of votes cast for, against, abstentions and broker non-votes with respect to each of these individuals, are set forth below:

Director	For	Against	Abstentions	Broker Non-votes
Roxanne J. Decyk	47,741,864	1,992,657	39,488	2,907,847
Nicholas T. Pinchuk	47,506,104	2,235,116	32,790	2,907,847
Gregg M. Sherrill	49,567,495	161,985	44,529	2,907,847

The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Bruce S. Chelberg	2012	John F. Fielder	2013
Karen L. Daniel	2012	James P. Holden	2013
Nathan J. Jones	2012	W. Dudley Lehman	2013
Arthur L. Kelly	2012	Edward H. Rensi	2013

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011 received the following votes:

Votes for approval: 49,643,895	Votes against: 2,883,109	Abstentions: 154,828

The proposal to approve the 2011 Plan received the following votes:

Votes for approval: 46,175,607	Votes against: 3,468,962	Abstentions: 129,291
Broker non-votes: 2,907,847

The proposal to approve the amendment to, and restatement of, the Employee Stock Ownership Plan received the following votes:

Votes for approval: 49,111,158	Votes against: 537,442	Abstentions: 125,409
Broker non-votes: 2,907,847

The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the Proxy Statement, received the following votes:

Votes for approval: 48,832,813	Votes against: 816,366	Abstentions: 124,830
Broker non-votes: 2,907,847

The advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year: 45,665,212	2 Years: 120,444	3 Years: 3,906,290	Abstentions: 82,064
Broker non-votes: 2,907,847

The Company’s Board considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes annually until the next required shareholder vote on the frequency of these votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Snap-on Incorporated 2011 Incentive Stock and Awards Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its 2011 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 9, 2011).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 29, 2011	By:	/s/ Irwin M. Shur
Irwin M. Shur
Vice President, General Counsel and Secretary